SCHEDULE OF ACCOUNTS RECEIVABLE (Details) ¥ in Millions	Jun. 30, 2026 USD ($)	Jun. 30, 2026 CNY (¥)	Jun. 30, 2025 USD ($)
Credit Loss [Abstract]
Total trade accounts receivable	$ 12,602,280	¥ 12.1	$ 15,911,272
Less: allowance for expected credit losses	(3,710,017)		(3,112,908)
Total accounts receivable, net	8,892,263		12,798,364
Accounts receivable - current	8,426,236		12,280,554
Accounts receivable - non-current	$ 466,027		$ 517,810